

PreCheck™ Health Services Inc.

Investor Presentation

Summer 2019

Disclaimer

Disclaimer for Forward-Looking Information: Certain statements contained in this presentation, including, without limitation, statements containing the words “believes,” “anticipates,” “expects” and words of similar import, constitute “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. Such forward-looking statements involve both known and unknown risks and uncertainties. The Company’s actual results may differ materially from those anticipated in its forward-looking statements as a result of a number of factors, including our ability to obtain substantial funding required for our operations, our ability to market our product to physicians, our ability to generate a gross margin from any sales we may make; our ability to operate profitably; our ability to develop a market for our only product, the PC8B; our dependence upon a sole supplier for our products and our reliance of the supplier to protect its intellectual property incorporated in our product; our ability to obtain rights to and to market successfully market other products; our ability to sell sufficient products to enable us to retain our rights under our distribution agreement for the PC8B, as well as other risks contained in our “Risk Factors” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations” in the Company’s filings with the Securities and Exchange Commission (SEC) in our Form 10-K for the year ended December 31, 2018, and in “Management’s Discussion and Analysis of Financial Condition and Results of Operations” on Form 10-Q for the quarter ended March 30, 2019 and any information contained in any other filings we make with the SEC.

Medical Care - Serious Issues

Center for Medicare and Medicaid Services ("CMS"), which manages Medicare and Medicaid, is now requiring physicians to stay in compliance in order to reduce the cost of caring for patients with chronic diseases

CMS wants to reduce the cost for providing lifelong care of chronic disease by way of prevention.

CMS, Medicare, and Medicaid are now focusing on preventative care and early detection of chronic diseases.

PreCheck Health Services is focused on early disease detection with its **PC8B** screening device.

The PC8B provides physicians with data to assist them in preventing and managing chronic diseases while enabling them to get compensated for providing these services.

PreCheck's PC8B Screening Device

- PreCheck private labels the patented device for the U.S.
- PC8B screens for biomarkers which are precursors to chronic diseases
- The equipment has five FDA clearances
- PC8B's non-invasive tests take only 10 minutes
- The device algorithm executes advanced mathematic calculations to provide the risk factors associated with certain biomarkers.
- Potential revenue increase for doctors
- Covered by Insurance, Medicare and Medicaid and PreCheck offers to handle all billing for the doctor relating to the PC8B

PC8B Device Screens For Multiple Health Issues

- A non-invasive medical screening device which screens for biomarkers which reflect risk factors of certain chronic diseases.
- The device is assessing sudomotor function, cardiac autonomic function, and endothelial function and measuring the ankle brachial indices.
- The device calculates a patented cardiometabolic risk score based on the above assessments and measurements, body composition, vital signs and fitness markers.
- Cardiometabolic risk is based on risk factors associated with diabetes or cardiovascular diseases.



PC8B Device Screens For Multiple Health Issues



In just ten minutes, the PC8B can assist physicians in identifying risk factors such as:

- Autonomic Nervous System Dysfunction
- Insulin Resistance
- Endothelial Dysfunction
- Sudomotor Dysfunction
- Cardiac Autonomic Neuropathy
- Cardio-Metabolic Risk
- Small Fiber Neuropathy
- Cardiovascular Disease

PreCheck's PC8B Screening Device

PC8B CAN HELP TO REVEAL UNDERLYING ISSUES BEHIND THESE SYMPTOMS:

- Blood clots
- Elevated blood sugar
- Heart Rate Variability
- Irregular heartbeats
- Angina
- Shortness of breath

- Swelling of the ankles
- Stiffening of the arteries
- Numbness or tingling of hands or feet
- Sweating abnormalities
- High Cholesterol

- Digestive problems
- Increased hunger
- Body Mass Index evaluation
- Sexual complications
- Urinary complications
- Urinary tract infections

- Hypertension
- Clinical Obesity
- Low libido
- Blurred vision
- Headaches
- Dizziness
- Fatigue



TOOL FOR IDENTIFICATION OF DISEASES +PREVENTION OF COMPLICATIONS

- Diabetes
- Insulin Resistanc:e
- Cardiovascular Disease (CVD)
- Tachycardia
- Regional Pain Syndrome (limbs)

- Heart attack
- Metabolic Disorders
- Peripheral & Digital Neuropathies
- Endothelial dysfunction (ANS biomarker of Atherosclerosis)

- Vascular Restriction
- Small Fiber, Peripheral, Distal and Circulatory Neuropathies
- Aortic Aneurysms
- Atrial Fibrillation

- Cardiomyopathy
- Endocarditis
- Venous Thrombosis
- Erectile dysfunction
- Stroke

Patient Setup

PC8B is a medical device data system integrating 4 technologies and algorithmic calculation



1 - PHOTOPLETHYSMOGRAPHY
2 - BRACHIAL AND ANKLES' VOLUME PLETHYSMOGRAPHY
3 – PULSE OXIMETER
4 - BIOIMPEDANCE ANALYSIS

PreCheck Business Model

- The Physician enters into a licensing agreement with PreCheck Health Services Inc. for **$500 per month.**
- PreCheck Health places the PC8B unit and trains the physician and staff.
- PreCheck Health processes the tests, submits and processes the billing for physicians.
- The Physician receives the insurance reimbursement directly into their account. ($250 - $800 per test)
- Pre-Check earns **$150 - $210 per test** for processing the billing of the tests.

Fundamentals Driving PreCheck's Success

Provided to physician for $500 per month – only TWO TESTS per month covers this cost (40-110 tests per month is typical)

Low sales resistance from physicians because of low cost and high return

Only 3 tests per day can yields $108,000 per year per device for PreCheck

Only 3 tests per day yields **$188,000 to $360,000 per year for physician**

PreCheck Executives have medical device and billing experience

PreCheck Executives have deep public company experience

Fundamentals Driving PreCheck's Success

- PC8B provides physicians with data to assist in diagnosing and preventing the onset of chronic diseases
- Patients benefit from early detection to prevent chronic diseases
- Physician benefits by getting compensated for providing preventative care
- Insurers benefit from the reduction of costs associated with chronic disease in patients
- The equipment has FDA clearance - ten-minute non-invasive test
- Low cost to doctor to license and install – low risk to doctor
- PreCheck benefits from a recurring and compounding revenue and high margins

Management Team

Lawrence Biggs, CEO | Mr. Biggs has founded and served as a Chief Officer for both private and public companies. He has been the Chief Executive Officer and a Director of PreCheck Health Services since October 2018. He was Chief Executive Officer and a stockholder of Unisource Health, Inc., a company that marketed medical screening equipment, from 2017 to 2018. From 2013 to 2015, Mr. Biggs was Chief Executive Officer and a stockholder of Rawkin Juice, Inc. Since 2015, Mr. Biggs was Owner and Chief Executive Officer of Cardio Supply LLC, which sold medical devices through trade shows. Since April 2019, Mr. Biggs has been Owner and Chief Executive Officer of Nexus Ventures, which provides business and consulting services.

Justin Anderson, COO | Mr. Anderson has been a Director and Chief Operating Officer of PreCheck Health Services since October 2018. He has served as the CEO of CPD Integrated Healthcare (formerly Center for Psychological Development, Inc.), which provides outpatient counseling, substance abuse treatment, and other psychiatric services in two states through six locations and 54 providers since 2005. He was also CEO of Serenity Counseling, Inc., Brothers Rods & Customs, LLC, and JAS Consulting, Inc. Mr. Anderson received his B.A. in business management from Oklahoma State University.

Doug Samuelson, CFO | Mr. Samuelson has been the Chief Financial Officer of PreCheck Health Services since September 2015. He is a finance professional with progressive experience within public and private sectors with significant experience in Securities and Exchange Commission reporting and regulations. From 2005 to 2010, Mr. Samuelson was Director of Auditing Services for the CPA firm of J.H. Cohn, LLP. He was Director of Accounting and Financial Reporting for Response Genetics, Inc. from 2010 to 2011. He also served as CFO to Medacta USA, Inc. from 2012 to 2014.

Pending Acquisitions

- The company has executed a Letter of Intent to acquire two companies owned by the current Chief Operating Officer.
- JAS Consulting is a provider of healthcare practice management, billing and coding services.
- CPD Integrated Healthcare, operates seven (7) medical clinics.
- 2019 Revenue is estimated to be in the mid $6 million range and pre-tax profits are roughly $1.2 million.
- The company is currently auditing the target companies and a closing is expected upon completion of the audit.

Capitalization Table

Holder(s)	Shares
Lawrence Biggs – CEO	5,000,000
Insider	350,000
Prior CEO	5,000,000
Other Restricted	1,495,417
Other insider	1,000,000
Float	2,360,000
Total	15,205,417

PreCheck Opportunity

- Immediate opportunity to grow revenue by helping doctors meet CMS compliance (Medicare & Medicaid) and avoid penalties
- Part of a rapidly growing $139B market according to Grand View Research, Inc.; the global preventive healthcare technologies and services market is expected to reach $432.4 billion by 2024
- Innovative medical technology sold as a service
- Makes early detection and monitoring easy and cost effective for patients and doctors
- Non-invasive FDA-cleared and patented screening tool
- Experienced management team

Contact

Investor Relations Contact:

ir@precheckhealth.com

888-736-1120

www.PreCheckHealthServices.com

These statements are not guarantees of future performance and undue reliance should not be placed on them. Such forward-looking statements necessarily involve known and unknown risks and uncertainties, which may cause actual performance and financial results in future periods to differ materially from any projections of future performance or result expressed or implied by such forward-looking statements.

Appendix

Sample Test Report



Page No. 1

Visit Date: 12/12/2018
Visit Time: 11:31

PreCheck Health Services Inc.

Patient Name:	John Doe	HR:	86	Physician Name:	
Gender:	Male	Height:	5' 11"	Clinic or Hospital Address:	
DOB:	12/11/1971	Weight:	194 Lbs		
Age:	47	BMI:	27.2	Referral:	

CLINICAL CONTEXT Checkup

PC8B REPORT

AUTONOMIC ASSESSMENT

AUTONOMIC NERVOUS SYSTEM MARKERS

SUDOMOTOR / Correlated to		RESULTS	RANGES			
Left Foot Nitric Oxide Peak Left foot skin microcirculation.	(mV)	1264	512	768		NORMAL
Right Foot Nitric Oxide Peak Right foot skin microcirculation.	(mV)	1088	512	768		NORMAL
Left Foot Sweat Peak Left foot small C-Fibers symptoms.	(mV)	1260	512	768	1100	PHASE 1
Right Foot Sweat Peak Right foot small C-Fibers symptoms.	(mV)	1178	512	768	1100	PHASE 1

HRV ANALYSIS BASELINE / Correlated to					
Total Power Overall ANS activity.	(ms2)	3983	500	700	NORMAL
Power HF Parasympathetic activity.	(%)	11	15	22	ABNORMAL
Power LF Baroreceptor activity.	(%)	32	22	46	NORMAL
LF/HF Sympathetic activity.	(ratio)	2.8	0.6	2	OVER
SDANN Exercise tolerance.	(ms)	60	23	30	NORMAL

PARASYMPATHETIC TESTS / Correlated to				
Valsalva Ratio Parasympathetic baroreceptor sensitivity.	1.96	1.14	1.20	NORMAL
Expiration / Inspiration Ratio Cardiovagal innervation.	1.12	1.15	1.18	ABNORMAL
K30/15 Ratio Cardiac function.	1.12	1.02	1.07	NORMAL

SYMPATHETIC TESTS / Correlated to					
SP K30/15 Recovery Ratio Adrenergic response.		1.02	0.85	0.95	NORMAL
SP Response To Standing Norepinephrine response.	(mmHg)	-3	10	30	NORMAL
LF Ratio Standing / Supine Sympathetic beta-baroreceptor sensitivity.		1.1	0.8	1.1	NORMAL

AUTONOMIC NERVOUS SYSTEM CHARTS

SMALL FIBER RISK CHART

Early stages of sudomotor dysfunction | Defined

C-FIBER INFLAMMATION

Phase1 Phase2 Phase2A Phase3 Phase4

AUTONOMIC DYSFUNCTION RISK CHART

Early stages of ANS dysfunction | Defined ANS dysfunction

BORDERLINE

type1 type2 type3 type4 type5

CARDIAC AUTONOMIC NEUROPATHY (CAN) RISK CHART

Early Stage CAN Steps | Severe CAN

BORDERLINE | SEVERE FAILURE

Type1 Type2 Type 3 Type 4 Type 5

AUTONOMIC NERVOUS SYSTEM SCORE

30%

SCORE 0% - 40%

40% VERY LOW RISK
37% LOW RISK
32% MILD RISK
24% MODERATE RISK
< 15% SEVERE RISK

HRV = Heart Rate Variability.
RR = RR Intervals, SP = Systolic Pressure, K30/15 = RR or SP at 30 seconds divided by RR or SP at 15 seconds
HF = High Frequency, LF = Low Frequency, SDANN = Standard Deviation Average Normal to Normal

OTC:HLTY

PreCheck Health Services Inc

Sample Test Report

PreCheck Health Services Inc.

Page No. 2

Visit Date: 12/12/2018
Visit Time: 11:31

PC8B REPORT

VASCULAR ASSESSMENT

Patient Name: John Doe	HR: 85	Physician Name:	
Gender: Male	Height: 5' 11"	Clinic or Hospital:	
DOB: 12/11/1971	Weight: 184 Lbs	Address:	
Age: 47	BMI: 27.2	Referral:	

CLINICAL CONTEXT Checkup

VASCULAR FUNCTION MARKERS

SMALL ARTERY / Correlated to	Unit	RESULTS	RANGES
Stress Index # C-Reactive protein.	(%)	84	NORMAL 180 350
PTG Index # Heart artery Blood flow	(Vs)	96.1	25 40 NORMAL
PTG Augmentation Index # Small artery stiffness.	(ratio)	0.14	NORMAL 0.45 0.55
PTG Second Derivative Index Vascular tone.	(ratio)	0.14	NORMAL 0.42 0.55
PTG Total Power # Insulin resistance.	(ms2)	277	NORMAL 496 550
PTGVLF Index # Fibrinogen	(V.s / micro3)	4	NORMAL 32 60
UPPER LARGE ARTERY / Correlated to			
Pulse Pressure Stroke volume.	(mmHg)	60	36 NORMAL 60
CASP # Pressure at the aorta.	(mmHg)	115	NORMAL 119 123
Peripheral Augmentation Index # Aortic stiffness.	(%)	35	NORMAL 75 100
LOWER LARGE ARTERY / Correlated to			
ba Pulse Wave Velocity # Lower large artery stiffness.	(cm/s)	1426	NORMAL 1550 1800
Left Ankle Brachial Index Left ankle artery blood flow.		0.99	0.9 BORDERLINE 0.99 1.39
Right Ankle Brachial Index Right ankle artery blood flow.		1.01	0.9 0.99 NORMAL 1.39

Brachial	SYSTOLIC P. (mmHg)	148	DIASTOLIC P. (mmHg)	98
Left Ankle	SYSTOLIC P. (mmHg)	147	DIASTOLIC P. (mmHg)	86
Right Ankle	SYSTOLIC P. (mmHg)	150	DIASTOLIC P. (mmHg)	86

PTG = Photoplethysmography *CASP = Central Aortic Systolic Pressure, ba = Brachial Ankle*

VASCULAR FUNCTION CHARTS

■ SMALL ARTERY RISK CHART


Early stages of endothelial impairment
Defined impairment
NORMAL RANGE

■ CENTRAL AORTIC SYSTOLIC PRESSURE RISK CHART


Early stages of hypertension
Defined hypertension
NORMAL RANGE

■ PERIPHERAL ARTERY DISEASE (PAD) RISK CHART


Early stages PAD
Calcification
Defined PAD and arteriosclerosis
ACCEPTABLE

VASCULAR FUNCTION SCORE


35%
SCORE 0% - 40%
40% VERY LOW RISK
37% LOW RISK
32% MILD RISK
24% MODERATE RISK
< 16% SEVERE RISK

OTC:HLTY

PreCheck Health Services Inc

Sample Test Report

PreCheck Health Services Inc.™

Visit Date: 12/12/2018
Visit Time: 11:21

Patient Name:	John Doe	HR:	85	Physician Name:	
Gender:	Male	Height:	5' 11"	Clinic or Hospital:	
DOB:	12/11/1971	Weight:	194 Lbs	Address:	
Age:	47	BMI:	27.2	Referral:	

PC8B REPORT

LIFESTYLE ASSESSMENT

CLINICAL CONTEXT Checkup

LIFESTYLE MARKER AND SUGGESTIONS

DIET MARKERS / Correlated to		RESULTS	RANGES
Body Fat Mass Fat mass / total weight.	(%)	24	22 – 25 BORDERLINE
Body Mass Index Weight / Height ratio.		27	23 – 25 ABNORMAL
PTG Total Power # Insulin resistance.		277	NORMAL 406 – 550
PTG Augmentation Index # Small artery stiffness.	(ratio)	0.14	NORMAL 0.45 – 0.55

FITNESS MARKERS		RESULTS	RANGES
rMSSD Exercise recovery index.		31	25 BORDERLINE 35
LF/HF Mental stress.	(ratio)	2.8	2 BORDERLINE 3.5
SDANN Exercise intolerance.		60	20 – 30 NORMAL
SpO2 Blood oxygen saturation.	(%)	98	90 – 94 NORMAL
Heart Rate Cardiac cycle per minute.		85	50 NORMAL 85
Muscle and Bone Muscle and Bone / total weight.	(%)	24	10 – 23 NORMAL

CONTROL YOUR WEIGHT AND DAILY CALORIES

TARGET WEIGHT	WEIGHT PLAN	FAT PLAN	CALORIES PER DAY
189 Lbs	-5 Lbs	-2 %	2366 Cal.

SUGGESTED LEVEL ACTIVITY

- ☑ LIGHT INTENSITY (<3 METs*) — Walking 20 minutes a day, Yoga, Pilates, Tai Chi
- ☑ MODERATE INTENSITY (>3.0 - 6.0< METs*) — Treadmill, Stretching, Golf, Tennis Doubles
- ☑ VIGOROUS INTENSITY (>6 METs*) — Running, Dancing, Aerobics, Team Sports

LIFESTYLE CHARTS

BODY COMPOSITION CHART



Body composition stages
Defined obesity
OVER WEIGHT

FITNESS CHART



Early stages of sedentary
Defined sedentary
BORDERLINE

LIFESTYLE SCORE



14%
LIFESTYLE SCORE 0% - 20 %
VERY LOW RISK
LOW RISK
MILD RISK
MODERATE RISK
SEVERE RISK

METs = Metabolic Equivalent *One MET is defined as 1 kcal/kg/hour and is roughly equivalent to the energy cost of sitting quietly.

HF = High Frequency; LF = Low Frequency, rMSSD = Root Mean Square Successive Difference, SDANN = Standard Deviation Average Normal to Normal

Sample Test Report

Visit Date: 12/12/2018
Visit Time: 11:31

PreCheck™ Health Services Inc.

Patient Name:	John Doe	HR:	85	Physician Name:	
Gender:	Male	Height:	5' 11"	Clinic or Hospital:	
DOB:	12/11/1971	Weight:	194 Lbs	Address:	
Age:	47	BMI:	27.2	Referral:	

CLINICAL CONTEXT Checkup

PC8B REPORT

COMMENTS

CARDIOMETABOLIC SCORE

CARDIOMETABOLIC RISK SCALE

100%	VERY LOW RISK
90%	LOW RISK
80%	MILD RISK
60%	MODERATE RISK
<= 40%	SEVERE RISK


79%

Mild cardiometabolic risk has been detected.
We suggest lab tests exams such as comprehensive metabolic panel.

LIFESTYLE COMMENTS

- Diet markers Evaluation: OVER WEIGHT
Overweight.
We suggest following a weight loss program plan.
A Wellness Program with low calories may help.

- Fitness markers Evaluation: BORDERLINE
Midly reduced exercise recovery.
We suggest to progressively increase the intensity level of exercise.
Mental stress marker is midly increased.

AUTONOMIC NERVOUS SYSTEM COMMENTS

- Sudomotor Evaluation: C-FIBER INFLAMMATION
Small fiber inflammation in in both feet.

- Autonomic Function at rest Evaluation: BORDERLINE
Sympathetic predominance at rest.

- ANS Challenges Responses Evaluation: BORDERLINE
Parasympathetic Responses evaluation:
Moderate impairment in cardiovagal innervation response.

VASCULAR FUNCTION COMMENTS

- Small Artery: NORMAL RANGE

- Blood Pressure Evaluation: NORMAL RANGE
Mild increase in systolic pressure at rest.
Mild increase in diastolic pressure at rest.

- Ankle Brachial Index Evaluation: ACCEPTABLE
ABI value midly decreased, in left leg.
Supervised walking exercise program Weight loss (target BMI, 18.5-24.9 kg/m2).

OTC:HLTY

PreCheck™ Health Services Inc